Exhibit 99.1

OPTIMER BIOTECHNOLOGY, INC.

FIRST AMENDMENT TO FINANCING AGREEMENT

This FIRST AMENDMENT TO FINANCING AGREEMENT (this “Amendment”)  is made as of February 28, 2011, by and among OPTIMER BIOTECHNOLOGY, INC., a Taiwan corporation (the “Company”), and the undersigned party to that certain Financing Agreement, dated October 30, 2009 (the “Financing Agreement”), by and among the Company and the individuals and entities listed on the Schedule of Purchasers attached thereto.

RECITALS

WHEREAS, Section 6.6 of the Financing Agreement provides that the Financing Agreement may be amended with the written consent of the Company and the Majority Purchasers (as defined in the Agreement);

WHEREAS, the undersigned holds a sufficient number of Shares (as defined in the Financing Agreement) to constitute the Majority Purchasers; and

WHEREAS, the parties desire to amend the Financing Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, including the Majority Purchasers on behalf of all Purchasers, hereby agree as follows:

1.  AMENDMENT AND RESTATEMENT OF SECTION 2.2 OF THE FINANCING AGREEMENT. Section 2.2 of the Financing Agreement is hereby amended and restated to read in its entirety as follows:

“2.2  Second Closing.  The second closing of the sale and purchase of the Shares under this Agreement (the “Second Closing”) shall take place on or about February 28, 2011, or at such other time as the Company and the Purchasers holding a majority of the Shares then issued hereunder (the “Majority Purchasers”) may mutually agree (the date on which the closing actually occurs is referred to herein as the “Second Closing Date”).  The Second Closing shall take place at 5:00 p.m. Pacific Time on the Second Closing Date at the offices of Cooley LLP, 4401 Eastgate Mall, San Diego, CA, 92121 or at such other place as the Company and the Majority Purchasers may mutually agree.  On the Second Closing Date, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Shares to be purchased at the Second Closing by such Purchaser, as set forth on the Schedule of Purchasers, against payment of the purchase price therefor by check or wire transfer made payable to the order of the Company, cancellation or conversion of indebtedness or any combination of the foregoing.  In the event that payment by a Purchaser is made, in whole or in part, by cancellation or conversion of indebtedness, then such Purchaser shall surrender to the Company for cancellation or conversion at the Second Closing any evidence of such indebtedness or shall execute an instrument of cancellation or conversion in form and substance acceptable to the Company.”

2.  COUNTERPARTS.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.  GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflicts of laws principles.

4.  NO OTHER AMENDMENT TO FINANCING AGREEMENT. Except as specifically amended by this Amendment, all other terms and conditions of the Financing Agreement shall remain in full force and effect in accordance with their terms without modification.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned hereby executes this Amendment as of the date first above written.

OPTIMER BIOTECHNOLOGY, INC.

Signature:	/s/ Youe-Kong Shue, Ph.D
Youe-Kong Shue, Ph.D.
President & CEO

Address:	Room W1907, 19F
3 Yuan Qu Street
Nankang Software Park
Taipei 115, Taiwan

[Signature Page to Amendment No. 1 to Financing Agreement]

IN WITNESS WHEREOF, the undersigned hereby executes this Amendment as of the date first above written.

MAJORITY PURCHASERS:

OPTIMER PHARMACEUTICALS, INC.

By:	/s/ John D. Prunty
Name:	John D. Prunty
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Financing Agreement]